                                                                 EXHIBIT h(2)(i)

                                 AMENDMENT NO. 8
                    MASTER ADMINISTRATIVE SERVICES AGREEMENT

         The Master Administrative Services Agreement (the "Agreement"), dated September 11, 2000, by and between A I M Advisors, Inc., a Delaware corporation, and AIM Investment Funds, a Delaware statutory trust, is hereby amended as follows:

         Appendix A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "APPENDIX A
                                       TO
                    MASTER ADMINISTRATIVE SERVICES AGREEMENT
                                       OF
                              AIM INVESTMENT FUNDS

           PORTFOLIOS                               EFFECTIVE DATE OF AGREEMENT
--------------------------------------              ---------------------------
AIM Developing Markets Fund                              September 1, 2001
AIM Global Energy Fund                                   September 1, 2001
AIM Global Financial Services Fund                       September 11, 2000
AIM Global Health Care Fund                              September 1, 2001
AIM Global Science and Technology Fund                   September 1, 2001
AIM Libra Fund                                           November 1, 2002
AIM Trimark Endeavor Fund                                November 4, 2003
AIM Trimark Fund                                         November 4, 2003
AIM Trimark Small Companies Fund                         November 4, 2003"

         All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated:                   , 2003
       -----------------

                                                  A I M ADVISORS, INC.

Attest:                                           By:
        -----------------------------                 --------------------------
             Assistant Secretary                          Mark H. Williamson
                                                          President

(SEAL)

                                                  AIM INVESTMENT FUNDS

Attest:                                           By:
        -----------------------------                 --------------------------
             Assistant Secretary                          Robert H. Graham
                                                          President

(SEAL)